UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 22, 2013

CAPITAL BANK FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-35655	27-1454759
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

121 Alhambra Plaza, Suite 1601

Coral Gables, Florida 33134

(Address of principal executive offices)

 (305) 670-0200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07              Submission of Matters to a Vote of Security Holders.

(a) and (b)

Capital Bank Financial Corp. (the “Company”) held its Annual Meeting of Shareholders on May 22, 2013. The shareholders considered five proposals, each of which is described in more detail in the Company’s definitive proxy statement dated April 10, 2013.

Proposal 1: Election of eleven nominees as directors to hold office until the next Annual Meeting of Shareholders or until their respective successors are elected and qualified. The votes were cast as follows:

Name	Votes For	Withheld	Broker Non-Votes
Charles F. Atkins	23,884,737	22,731	5,101,257
Martha M. Bachman	23,884,964	22,504	5,101,257
Richard M. DeMartini	22,185,787	1,721,681	5,101,257
Peter N. Foss	22,256,184	1,651,284	5,101,257
William A. Hodges	22,256,445	1,651,023	5,101,257
Oscar A. Keller III	23,810,738	96,730	5,101,257
Jeffrey E. Kirt	23,815,543	91,925	5,101,257
Samuel E. Lynch	23,763,460	144,008	5,101,257
Marc D. Oken	22,256,885	1,650,583	5,101,257
R. Eugene Taylor	23,779,693	127,775	5,101,257
William G. Ward, Sr.	23,761,248	146,220	5,101,257

All director nominees were duly elected.

Proposal 2: Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013. The votes were cast as follows:

Votes For	Votes Against	Abstained	Broker Non-Votes
28,893,254	111,783	3,688	0

Proposal 2 was approved.

Proposal 3: Approval of the Capital Bank Financial Corp. 2013 Omnibus Compensation Plan. The votes were cast as follows:
Votes For	Votes Against	Abstained	Broker Non-Votes
23,296,684	591,124	19,660	5,101,257

Proposal 3 was approved.

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Proposal 4: Adoption of a resolution approving, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K in the Company’s proxy statement. The votes were cast as follows:

Votes For	Votes Against	Abstained	Broker Non-Votes
17,948,775	5,935,529	23,164	5,101,257

Proposal 4 was approved.

Proposal 5: Selection, on an advisory basis, of the frequency of future advisory votes to approve the compensation of the Company’s named executive officers. The votes were cast as follows:
1 Year	2 Years	3 Years	Abstained	Broker Non-Votes
22,333,486	713,376	835,677	24,929	0

Shareholders approved having an advisory proposal on the compensation of the Company’s named executive officers every year.

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Signatures

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL BANK FINANCIAL CORP.
Date: May 28, 2013	By:	/s/ Vincent M. Lichtenberger
Vincent M. Lichtenberger
Executive Vice President and General Counsel

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